UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2022

Transcontinental Realty Investors, Inc.
(Exact name of registrant as specified in its charter)

Nevada		001-09240		94-6565852
(State or other jurisdiction of Incorporation or organization)		(Commission File Number)		(IRS Employer Identification Number)

1603 LBJ Freeway,	Suite 800	Dallas	TX	75234
(Address of principal executive offices)				(Zip Code)
(469) 522-4200
Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 230.425)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.413e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCI	NYSE
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((17 CFR 230.405 of or Rule 12b-2 of the Securities Act of 1934 (17 CFR 230.405):
☐  Emerging growth company
If an emerging growth company indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events

Transcontinental Realty Investors, Inc. (“Company”) through its wholly-owned subsidiary, Southern Properties Capital, LTD (“SPC”), received a distribution of the full operational and economic control to seven multifamily properties that were held by its joint venture Victory Abode Apartments LLC (“VAA”).
SPC has issues of debentures outstanding and listed on the Tel Aviv Stock Exchange (“TASE”) and is accordingly subject to the rules of the TASE and the Israeli Securities Authority. In satisfaction of those requirements, on November 2, 2022, SPC issued an “immediate report,” a copy of the English version of which is attached as an exhibit to this Report that provides additional information on the completion of the transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this Report:

Exhibit No.	Description
99.7*	TASE Immediate Report	November 2, 2022
_________________________
* Furnished herewith

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Dated: November 2, 2022	By:	/s/ ERIK L. JOHNSON
Erik L. Johnson
Executive Vice President and Chief Financial Officer